UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

____________________________________________

THE PANTRY, INC.

(Exact name of registrant as specified in its charter)

 Commission File Number: 000-25813

Delaware	56-1574463
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1801 Douglas Drive

Sanford, North Carolina

27330

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 774-6700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Pantry, Inc. announced with great sadness that Steven J. Ferreira, its Senior Vice President, Business Development, passed away on May 5, 2009. A copy of the press release announcing Mr. Ferreira’s death is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ Frank G. Paci
Frank G. Paci Executive Vice President of Business Operations and Chief Financial Officer

Date: May 7, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated May 6, 2009